THE EXCHANGE OFFER IS BEING MADE PURSUANT TO THE EXEMPTIONS FROM REGISTRATION AFFORDED BY SECTIONS 3(A) AND/OR 4(2) OF THE SECURITIES ACT OF 1933 AND REGULATION D THEREUNDER. NO COMMISSION OR OTHER REMUNERATION WILL BE PAID OR GIVEN DIRECTLY OR INDIRECTLY FOR SOLICITING THE EXCHANGE OF PRIVATE PLACEMENT WARRANTS PURSUANT TO THE EXCHANGE OFFER.


                            LETTER OF TRANSMITTAL

                    TO EXCHANGE PRIVATE PLACEMENT WARRANTS

                                      OF

                              DATALINK.NET, INC.

                                     FOR

                 SHARES OF ITS COMMON STOCK, $.01 PAR VALUE




THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., MOUNTAIN TIME,
  ON THURSDAY, SEPTEMBER 23, 1999, UNLESS THE EXCHANGE OFFER IS EXTENDED.

        The Exchange Agent
        for the Offer is:  AMERICAN SECURITIES TRANSFER & TRUST, INC.
                           Attn: Trust Department, (303) 986-5400

        Mail to:           P.O. Box 1596
                           Denver, Colorado 80201

        Overnight or
        Hand Deliveries:   12039 W. Alameda Parkway, Suite Z-2
                           Lakewood, Colorado  80228

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used in connection with the delivery of any and all Private Placement Warrants.

     Questions or requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Warrantholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Exchange Offer.

            DESCRIPTION OF PRIVATE PLACEMENT WARRANTS TENDERED

               NAME(S) AND ADDRESS OF REGISTERED HOLDER(S)
     (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE):


Name(s)  .................................................................
                                   (Please Print)

Address  .................................................................


 ..........................................................................
                              (Include Zip Code)

NUMBER OF WARRANTS TENDERED*  (PLEASE FILL IN):

 ..........................................................................

     *Unless otherwise indicated, it will be assumed that all Private Placement Warrants delivered to the Exchange Agent are being tendered. See Instruction 3.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     The undersigned hereby tenders to Datalink.net, Inc., a Nevada corporation ("Datalink.net"), the above described Private Placement Warrants (collectively, except where the context otherwise requires, the "Warrants"), of Datalink.net pursuant to Datalink.net's offer to exchange one (1) share of its Common Stock, $.01 par value (the "Common Stock"), for each eight (8) Warrants, upon the terms and subject to the conditions set forth in the Offering Circular, dated August 25, 1999 (the "Offering Circular"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Exchange Offer").

     Upon the terms and subject to the conditions of the Exchange Offer and effective upon acceptance for exchange of the Warrants tendered herewith, the undersigned hereby tenders, exchanges, sells, assigns and transfers to or upon the order of Datalink.net, and instructs Datalink.net to register such tender, exchange, sale, assignment and transfer of, all right, title and interest in and to all the Warrants that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present the Warrants for transfer on the books of Datalink.net, including by delivery of certificates for such Warrants, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Datalink.net and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the Warrants, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned is still an "accredited investor" (as that term is defined under the Securities Act of 1933, as amended) and has been given an opportunity to review complete information concerning the Company and ask questions of the Company's management in making a decision as to whether to accept the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Warrants tendered hereby and to give the instruction set forth herein and that when such Warrants are accepted for exchange by Datalink.net, Datalink.net will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver, or cause to be executed and delivered, any additional documents deemed by the Exchange Agent of Datalink.net to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Warrants tendered hereby.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

     The undersigned understands that tenders of the Warrants pursuant to any one of the procedures described in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and Datalink.net upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificate for the shares of Common Stock issuable upon exchange of the Warrants being exchanged in the name(s) of the registered holder(s) appearing under "Description of Private Placement Warrants Tendered" and return any Warrants not tendered or not exchanged to such registered holder(s). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificate for the shares of Common Stock issuable upon exchange of the Warrants being exchanged, and return any Warrants not tendered or not exchanged (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing under "Description of Private Placement Warrants Tendered" shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificate and return any Warrants not tendered or not exchanged (and accompanying documents, as appropriate) in the name(s) of, and mail said certificate (and accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Datalink.net has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Datalink.net does not accept for exchange any of the Warrants so tendered.

                        SPECIAL ISSUANCE INSTRUCTIONS
                         (See Instructions 1, 4 and 5)

     To be completed ONLY if the certificates for the Common Stock are to be issued in the name of someone other than the undersigned.

Issue certificates to:

Name  ....................................................................
                                   (Please Print)

Address  .................................................................


 ..........................................................................
                              (Include Zip Code)

 ..........................................................................
               (Taxpayer Identification or Social Security No.)




                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 1, 4 and 5)

     To be completed ONLY if the certificates for the Common Stock are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail certificates to:

Name  ....................................................................
                                   (Please Print)

Address  .................................................................


 ..........................................................................
                              (Include Zip Code)

                                  SIGN HERE


 ...........................................................................


 ...........................................................................
                            Signature(s) of Owner(s)

Dated:  ............................................................., 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)


     Name(s): ........................................................
                                (Please Print)

     .................................................................

     Capacity (full title) (See Instruction 5): ......................

     Address: ........................................................


     .................................................................
                              (Include Zip Code)
     Area Code and
     Telephone Number: ...............................................

     Tax Identification or
     Social Security No.: ............................................


                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 1 and 4)

     Authorized Signature: ...........................................

     Name(s): ........................................................
                                (Please Print)

     Name of Firm: ...................................................

     Address: ........................................................

     .................................................................
                              (Include Zip Code)

     Area Code and
     Telephone Number: ...............................................

     Dated:  ..................................................., 1999

                                 INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc.(an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered herewith and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on this Letter of Transmittal.

     2. Delivery of Letter of Transmittal and Warrants. This Letter of Transmittal is to be used for the tender of all Private Placement Warrants. A properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal by the Expiration Date. In addition, the Warrant certificate is to be delivered by physical delivery of such certificate, together with any other documents required by this Letter of Transmittal, and must be received by the Exchange Agent by the Expiration Date.

    THE METHOD OF DELIVERY OF WARRANTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER. IF CERTIFICATES FOR WARRANTS ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY THE EXPIRATION DATE.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Common Stock will be issued. By executing this Letter of Transmittal (or facsimile thereof), the tendering warrantholder waives any right to receive any notice of the acceptance for exchange of the Warrants.

     3. Partial Tenders. If fewer than all the Private Placement Warrants delivered to the Exchange Agent are to be tendered, fill in the number of Warrants which are to be tendered in the box entitled "Number of Warrants Tendered". In such case, a new certificate, for the remainder of the Warrants not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Exchange Offer. All Private Placement Warrants delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     4. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever.

     If any of the Private Placement Warrants tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Private Placement Warrants tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal is signed by the registered holder(s) of the Private Placement Warrants tendered hereby, no endorsement of the certificate or separate stock power is required unless issuance of the certificate representing the Common Stock is to be made in the name of any person other than the registered holder(s). Signatures on any such certificate or stock power must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Private Placement Warrants tendered hereby, this Letter of Transmittal must be accompanied by an appropriate stock power, or such certificate must be endorsed, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Private Placement Warrants. Signature(s) on any such stock power or certificate must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any stock power or certificate is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Datalink.net and/or the Exchange Agent of the authority of such person so to act must be submitted.

     5. Special Issuance and Delivery Instructions. If the certificate for the Common Stock issuable upon exchange of the Private Placement Warrants tendered hereby is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the certificate for the Common Stock or certificate for Private Placement Warrants not tendered or not exchanged are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     6. Waiver of Conditions. Subject to the terms of the Exchange Offer, Datalink.net reserves the absolute right in its sole discretion to waive any of the specified conditions of the Exchange Offer, in whole or in part, in the case of any Warrants tendered.

     7. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offering Circular and this Letter of Transmittal may be obtained from the Exchange Agent at its address or telephone number set forth above. Questions or requests for assistance may be directed to the Exchange Agent.

     8. Lost, Destroyed or Stolen Certificates. In the case of Private Placement Warrants for which the certificate has been lost, destroyed or stolen, the Warrantholder should promptly notify the Exchange Agent. The Warrantholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     9. Acceptance of Tendered Warrants. Upon the terms and subject to the conditions of the Exchange Offer, Datalink.net will have accepted for exchange (and thereby exchanged) Private Placement Warrants validly tendered and not withdrawn as, if and when Datalink.net gives oral or written notice to the Exchange Agent of its acceptance of the tenders of such Private Placement Warrants pursuant to the Exchange Offer.

    10. Withdrawal Rights. Tendered Private Placement Warrants may be withdrawn only pursuant to the procedures set forth under the heading "The Exchange Offer -- Withdrawal Rights" in the Offering Circular.